Celebrating 70 Years

Est. 1956


PROVIDENT
Bank

Investor Presentation

Third Quarter Ended March 31, 2026

PROVIDENT

Provident Financial Holdings, Inc.

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements as they are subject to various risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to: adverse economic conditions in our local market areas or other markets where we have lending relationships; effects of employment levels, labor shortages, persistent inflation, recessionary pressures or slowing economic growth; changes in interest rate levels and the duration of such changes, including actions by the Board of Governors of the Federal Reserve Board (the "Federal Reserve"), which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of inflation and monetary and fiscal policy responses thereto, and their impact on consumer and business behavior; the effects of a Federal government shutdown, debt ceiling standoff, or other fiscal policy uncertainty; credit risks of lending activities, including loan delinquencies, write-offs, changes in our allowance for credit losses ("ACL"), and provision for credit losses; increased competitive pressures, including repricing and competitors' pricing initiatives, and their impact on our market position, loan, and deposit products; quality and composition of our securities portfolio and the impact of adverse changes in the securities markets; fluctuations in deposits; secondary market conditions for loans and our ability to sell loans in the secondary market; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; expectations regarding key growth initiatives and strategic priorities; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; results of examinations of us by regulatory authorities, which may the possibility that any such regulatory authority may, among other things, institute a formal or informal enforcement action against us or our bank subsidiary which could require us to increase our ACL, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits or impose additional requirements or restrictions on us, any of which could adversely affect our liquidity and earnings; the ability to adapt to rapid technological changes, including advancements in artificial intelligence, digital banking, and cybersecurity; legislative or regulatory changes, including but not limited to shifts in capital requirements, banking regulation, tax laws, or consumer protection laws; use of estimates in determining the fair value of assets, which may prove incorrect; vulnerabilities in information systems or third-party service providers, including disruptions, breaches, or attacks; geopolitical developments and international conflicts, including but not limited to tensions or instability in Eastern Europe, the Middle East, and Asia, or the imposition of new or increased tariffs and trade restrictions, which may disrupt financial markets, global supply chains, energy prices, or economic activity in specific industry sectors; staffing fluctuations in response to product demand or corporate implementation strategies; our ability to pay dividends on our common stock; environmental, social and governance goals; effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, domestic political unrest and other external events; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC"), which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov.

We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2026 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$16.12
52-Week Range:	$13.51 - $16.64
Shares Outstanding:	6,323,219 shares
Market Capitalization:	$101.9 million
P/E (ttm):	17.5x
Diluted EPS (ttm):	$0.92
Annual Dividend & Yield:	$0.56 (3.5%)
As of March 31, 2026	

Franchise Overview



San Bernardino
Ontario
Chino
Redlands
Yucca Valley
Sunfair
Twentynine Palms
Old Dale
Sablon
Vidal
Rice
Morongo Valley
Desert Hot Springs
Sky Valley
Beaumont
Joshua Tree National Park
Eagle Mountain
Midland
Palm Springs
Palm Desert
Indio
Coachella
Chiriaco Summit
Desert Center
Mesa Verde
Blythe
Ripley
Mission Viejo
Anza
North Shore
Temecula
San Clemente
Palomar Mountain
Desert Shores
Salton Sea
Palo Verde
Salton City
Cibola
Warner Springs
Borrego Springs
Niland
Ocotillo Wells SVRA
Oceanside
Valley Center
Carlsbad
Estelle

Provident Bank Offices:

- Blythe
- Corona
- Hemet
- Moreno Valley
- Rancho Mirage
- Redlands
- Sun City
- Temecula
- Riverside:
  - Canyon Crest
  - Home Office
  - Downtown
  - La Sierra
  - Orangecrest

- **Largest independent community bank headquartered in Riverside County, California**
- **Expanding customer base and market**
- **11th largest deposit market share in Riverside County; 2nd largest deposit market share among community banks**



Provident Bank
www.bauerfinancial.com
Awarded January 2026
RATED 5-STARS BY BAUER



AMERICA'S BEST
REGIONAL BANKS
20 26
Newsweek
PLANT-A INSIGHTS GROUP

Financial Performance and Ratios

Developments (sequential quarter)

- ✓ Net Income decreased approximately 6%
- ✓ Pre-Provision, Pre-Tax Income increased approximately 18%
- ✓ $326,000 provision for credit losses vs. $158,000 recovery of credit losses
- ✓ Net Interest Margin increased 10 basis points to 3.13%
- ✓ Net Interest Income increased approximately 3%
- ✓ Non-Interest Income decreased approximately 22%
- ✓ Operating Expenses decreased approximately 4%

Net Interest Income (NII) and Net Interest Margin (NIM)


$8.8
$9.2
$8.9
$8.9
$8.9
$9.2
2.91%
3.02%
2.94%
3.00%
3.03%
3.13%
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
NII (In Millions)
NIM

Pre-Provision, Pre-Tax Income


$1.8
$2.3
$2.1
$2.1
$1.9
$2.2
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Pre-Provision, Pre-Tax Income (In Millions)

Operating Expenses and Efficiency Ratio


$7.8
$7.9
$7.6
$7.6
$7.9
$7.6
81%
78%
78%
78%
81%
77%
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Operating Expenses (In Millions)
Efficeiency Ratio

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance and Ratios

Net Income and Earnings Per Share (EPS)



$3.0
$2.0
$1.0
$0.0
$0.13
$0.28
$0.24
$0.25
$0.22
$0.21
$0.9
$1.9
$1.6
$1.7
$1.4
$1.4
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Net Income (In Millions)
EPS

Return on Equity (ROE) and Return on Assets (ROA)



2.66%
5.71%
5.01%
5.17%
4.44%
4.21%
0.28%
0.59%
0.53%
0.55%
0.47%
0.45%
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
ROA
ROE

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Developments (sequential quarter)

- ✓ Loans Held for Investment balance decreased 1% to $1.03 billion, while the weighted average rate decreased two basis points to 5.20% at March 31, 2026
- ✓ Total Deposits balance increased 2% to $892.9 million, while the weighted average rate decreased two basis points to 1.31% at March 31, 2026
- ✓ Total Borrowings balance decreased 14% to $184.1 million and the weighted average rate decreased six basis points to 4.09% at March 31, 2026
- ✓ Portfolio Loan Originations increase 5% in the quarter

Loan to Investment Mix


In Millions
$121
$115
$111
$105
$100
$95
$1,054
$1,059
$1,046
$1,042
$1,038
$1,030
12/31/24
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
Loans Held for Investment
Investment Securities

Loan Portfolio Mix


In Millions
$434
$533
$78
$430
$545
$75
$423
$544
$73
$415
$550
$71
$408
$553
$71
$407
$548
$70
12/31/24
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Loan Principal Payments


In Millions
$36
$28
$29
$30
$42
$44
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
($34)
($23)
($42)
($35)
($47)
($52)
Portfolio Originations
Principal Payments

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Loans Held for Investment (LHI) Composition

Loan Category (Dollar In Millions)	Balance as of 03/31/26	Interest Rate	Balance as of 03/31/25	Interest Rate
Single-Family	$ 548.4	4.69%	$ 545.4	4.66%
Multi-Family	407.4	5.66%	429.5	5.47%
Commercial Real Estate	69.9	6.44%	75.3	6.63%
Construction	-	-	0.8	11.00%
Other mortgage	-	-	0.1	5.25%
Commercial Business	-	-	4.3	9.52%
Consumer	0.1	16.75%	0.1	17.50%
Total Loans Held for Investment	$ 1,025.8	5.20%	$ 1,055.5	5.15%
Advance Payments of Escrows	$ 0.3		$ 0.5	
Deferred Loan Costs, net	9.5		9.5	
Allowance for Credit Losses	(5.9)		(6.6)	
Total Loans Held for Investment, net	$ 1,030		$ 1,059	

Geographic Location



Other States 0%
Inland Empire (1) 20%
Other California 36%
Southern California (2) 44%

(1) Comprised of Riverside and San Bernardino counties.

(2) Other than Inland Empire.

Balances & Activity

Funding Mix



$246
$216
$213
$213
$213
$184
$275
$310
$312
$309
$314
$324
$593
$591
$577
$566
$558
$569
In Millions
12/31/24
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
Transaction Accounts
Time Deposits
Borrowings

Balances and Cost of Funds

Category (Dollar In Millions)		At 03/31/2026	Rate		At 03/31/2025	Rate
Checking Accounts - Non Interest-Bearing	$	84.6	- %	$	89.1	- %
Checking Accounts - Interest-Bearing		238.7	0.05%		248.4	0.04%
Savings Accounts		225.2	0.39%		232.3	0.24%
Money Market Accounts		20.8	0.21%		21.6	0.16%
Time Deposits		323.6	3.28%		309.9	3.57%
Total Deposits (1) (2)	$	892.9	1.31%	$	901.3	1.30%
Brokered CDs Included in time deposits above	$	134.4	3.93%	$	129.8	4.34%

(1) Includes uninsured deposits of approximately $194.1 million (of which, $61.2 million are collateralized) and $162.2 million (of which, $57.1 million are collateralized) at March 31, 2026 and 2025, respectively.

(2) The average balance of deposit accounts was approximately $38 thousand and $37 thousand at March 31, 2026 and 2025, respectively.

Deposit Composition at 03/31/26



Money Market Accounts
2%
Time Deposits
36%
Savings
Accounts
25%
Checking Accounts -
Interest-Bearing
27%
Checking Accounts -
Non Interest-Bearing
10%

Borrowings Maturity Schedule

(Dollar In Millions) Remaining Maturity		At 03/31/2026	Rate		At 03/31/2025	Rate
Overnight	$	25.0	3.98%	$	20.0	4.65%
Three Months or Less		35.0	4.50%		22.5	4.17%
Over Three to Six Months		20.0	4.58%		5.0	5.33%
Over Six to Twelve Months		10.0	4.09%		108.0	4.65%
Over One to Two Years		79.1	3.75%		45.0	4.66%
Over Two to Three Years		15.0	4.41%		0.1	4.50%
Over Three to Four Years		-	-		15.0	4.41%
Over Four to Five Years		-	-		-	-
Over Five Years		-	-		-	-
Total Borrowings (1)	$	184.1	4.09%	$	215.6	4.60%

(1) The Bank had approximately $232.0 million and $269.8 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $192.3 million and $151.0 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at March 31, 2026 and 2025, respectively.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- ✓ Non-Performing Assets to Total Assets Ratio was 0.08% at March 31, 2026 compared to 0.08% at December 31, 2025 (sequential quarter)
- ✓ $326,000 Provision for Credit Losses in the quarter ended March 31, 2026
- ✓ No REO
- ✓ Early-Stage Delinquencies remain at very low levels

Non-Performing Assets (NPA) and NPA Ratio



In Millions
$2.5
0.20%
$1.4
0.11%
$1.4
0.11%
$1.9
0.15%
$1.0
0.08%
$1.0
0.08%
12/31/24
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
NPA
NPA to Total Assets Ratio

Provision for (Recovery of) Credit Losses



Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
In Thousands
$586
$(391)
$(164)
$(626)
$(158)
$326

Net Charge-Offs (Recoveries)



In Millions
0.0
0.0
0.0
0.0
0.0
0.0
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Credit Losses (ACL) and ACL Ratio



$7.0
$6.6
$6.4
$5.8
$5.6
$5.9
0.66%
0.62%
0.62%
0.56%
0.55%
0.58%
12/31/2024
03/31/2025
06/30/2025
09/30/2025
12/31/2025
03/31/2026
ACL (In Millions)
ACL to LHI Ratio

ACL Allocation as of 03/31/26



Multi-Family
9%
Commercial
Real Estate
1%
Other Loans
0%
Single-Family
90%

Delinquent and Non-Performing Loans

	At March 31, 2026				At March 31, 2025			
	30 - 89 Days		Non-Performing		30 - 89 Days		Non-performing	
(Dollar In Millions)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	4	$ 0.5	1	$ 0.2	7	$ 0.9
Multi-Family	-	-	1	0.5	-	-	1	0.5
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	5	$ 1.0	1	$ 0.2	8	$ 1.4

Non-Performing Asset Composition 03/31/26



Commercial
Real Estate
0%
Real Estate
Owned
0%
Other Loans
0%
Multi-Family
47%
Single-Family
53%

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- ✓ Strong Capital Ratios
- ✓ 3.52% cash dividend yield (as of March 31, 2026)
- ✓ Purchased approximately 92,000 shares of common stock in the third quarter of fiscal 2026

Capital Ratios



19.67%
20.03%
20.51%
19.09%
19.56%
19.96%
18.60%
19.01%
19.50%
18.19%
18.67%
19.01%
9.81%
9.85%
10.11%
9.55%
9.79%
9.98%
12/31/24
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26
Tier 1 Leverage
CET1 and Tier 1 Risk-Based Capital
Total Risk-Based Capital

Stock Repurchase Activity



84%
79%
77%
80%
80%
81%
63,556
51,869
76,104
66,707
96,260
91,532
Q2FY25
Q3FY25
Q4FY25
Q1FY26
Q2FY26
Q3FY26
Stock Repurchase (# of Shares)
Stock Price to TBV Ratio

Outstanding Shares



6.71
6.65
6.58
6.51
6.41
6.32
In Millions
12/31/24
03/31/25
06/30/25
09/30/25
12/31/25
03/31/26

PROVIDENT
Provident Financial Holdings, Inc.

❖ Appendix

Provident Financial Holdings, Inc.

Loans by Vintage

Single-Family – Loans Held for Investment

	Calendar Year of Origination									
	2018 & Prior	2019	2020	2021	2022	2023	2024	2025	2026 YTD	TOTAL
Loan Balance (In Thousands)	$35,202	$5,478	$13,625	$137,311	$186,938	$41,703	$32,334	$67,037	$28,813	$548,441
Weighted Avg. LTV (1)	46%	55%	59%	58%	66%	70%	61%	65%	68%	62%
Weighted Avg. Age (in Years)	14.76	6.85	5.56	4.71	3.72	3.01	1.55	0.62	0.10	4.00
Weighted Avg. FICO (2)	737	754	750	764	766	769	777	767	775	764
Number of Loans	172	9	21	199	287	54	41	80	32	895
Geographic Breakdown (%)										
Inland Empire (3)	32%	18%	24%	40%	26%	18%	14%	16%	4%	26%
Southern California (4)	53%	68%	31%	17%	33%	42%	36%	37%	31%	32%
Other California (5)	15%	14%	45%	43%	41%	40%	50%	47%	65%	42%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Riverside and San Bernardino counties.
(4) Other than Inland Empire.
(5) Other than Inland Empire and Southern California.

Multi-Family – Loans Held for Investment

	Calendar Year of Origination									
	2018 & Prior	2019	2020	2021	2022	2023	2024	2025	2026 YTD	TOTAL
Loan Balance (In Thousands)	$97,436	$32,332	$42,166	$80,319	$67,157	$23,161	$21,334	$29,678	$13,803	$407,386
Weighted Avg. LTV (1)	39%	40%	47%	45%	44%	35%	40%	54%	46%	43%
W. Avg. Debt Coverage Ratio (2)	1.73x	1.65x	1.56x	1.78x	1.58x	1.83x	1.69x	1.40x	1.82x	1.67x
Weighted Avg. Age (in Years)	10.63	6.79	5.83	4.77	3.81	2.81	1.73	0.65	0.13	5.56
Weighted Avg. FICO (2)	755	760	763	760	761	763	755	785	773	762
Number of Loans	183	43	46	104	86	32	29	34	15	572
Geographic Breakdown (%)										
Inland Empire (3)	17%	13%	18%	15%	6%	0%	7%	5%	16%	12%
Southern California (4)	57%	73%	61%	48%	63%	59%	48%	52%	46%	57%
Other California (5)	26%	14%	21%	37%	31%	41%	45%	43%	38%	31%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Riverside and San Bernardino counties.
(4) Other than Inland Empire.
(5) Other than Inland Empire and Southern California.

Commercial RE – Loans Held for Investment

	Calendar Year of Origination									
	2018 & Prior	2019	2020	2021	2022	2023	2024	2025	2026 YTD	TOTAL (6) (7)
Loan Balance (In Thousands)	$12,399	$3,590	$3,177	$3,791	$22,313	$12,184	$4,999	$5,891	$1,538	$69,882
Weighted Avg. LTV (1)	38%	42%	30%	40%	36%	33%	30%	34%	42%	35%
W. Avg. Debt Coverage Ratio (2)	1.77x	1.44x	1.88x	1.89x	1.70x	1.80x	3.14x	1.47x	1.30x	1.81x
Weighted Avg. Age (in Years)	9.75	6.75	5.92	4.60	3.74	2.70	1.85	0.65	0.11	4.45
Weighted Avg. FICO (2)	765	749	724	768	774	775	771	764	697	766
Number of Loans	17	5	5	5	27	18	8	11	2	98
Geographic Breakdown (%)										
Inland Empire (3)	29%	49%	5%	25%	10%	9%	19%	26%	33%	18%
Southern California (4)	66%	51%	64%	39%	55%	57%	56%	30%	67%	55%
Other California (5)	5%	0%	31%	36%	35%	34%	25%	44%	0%	27%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Riverside and San Bernardino counties.
(4) Other than Inland Empire.
(5) Other than Inland Empire and Southern California.
(6) Comprised of the following: $29.5 million in Office; $15.3 million in Mixed Use ($6.3 million in Office/Retail, $5.2 million in Multi-Family/Retail, $728 thousand in Multi-Family/Commercial, $384 thousand in Multi-Family/Office and $2.7 million in Other Mixed Use); $8.9 million in Retail; $8.4 million in Warehouse; $6.1 million in Mobile Home Park; $5.9 million in Medical/Dental Office; $1.2 million in Restaurant/Fast Food; $564 thousand in Automotive – Non-Gasoline.
(7) Consisting of $60.1 million or 86.0% in investment properties and $9.8 million or 14.0% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Geographic Location - Loans

Mortgage Loan Category	Inland Empire[1]		Southern California[2]		Other California		Other States		Total	
(Dollars in Millions)	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 142.9	26%	$ 174.6	32%	$ 230.7	42%	$ 0.2	0%	$ 548.4	100%
Multi-Family	49.2	12%	230.7	57%	127.5	31%	-	0%	407.4	100%
Commercial Real Estate	12.6	18%	38.5	55%	18.7	27%	-	0%	69.8	100%
Construction	-	0%	-	100%	-	0%	-	0%	-	100%
Other	-	0%	-	100%	-	0%	-	0%	-	100%
Total	$ 204.7	20%	$ 443.8	43%	$ 376.9	37%	$ 0.2	0%	$ 1,025.6	100%

(1) Comprised of Riverside and San Bernardino counties.

(2) Other than Inland Empire.

PROVIDENT Provident Financial Holdings, Inc.